UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2004

TRIZEC PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16765	33-0387846
(State or Other Jurisdiction Of Incorporation	(Commission File Number)	(IRS Employer Identification Number)

233 South Wacker Drive, 46th Floor, Chicago IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(312) 798-6000

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Earnings Press Release dated 5/6/04
Supplemental Operating and Financial Data

Item 12. Results of Operations and Financial Condition

     On May 6, 2004, Trizec Properties, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data for the quarter ended March 31, 2004 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC. (Registrant)

Date: May 6, 2004	/s/ Timothy H. Callahan

Timothy H. Callahan President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release dated May 6, 2004.

99.2	Supplemental Operating and Financial Data for the quarter ended March 31, 2004

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